UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 21, 2017

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QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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California (State or other Jurisdiction of Incorporation or Organization)	000-30083 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

130 West Cochran Street, Unit C

Simi Valley, CA 93065

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 17, 2017, Qualstar Corporation (the “Company”) dismissed Marcum LLP (“Marcum”) as the independent registered public accounting firm for the Company and engaged RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm. The decision to dismiss Marcum and appoint RBSM was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of Marcum regarding the Company’s financial statements for the two most recent fiscal periods did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) Marcum did not advise the Company of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of the disclosures it is making in this report and requested that Marcum furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter dated March 21, 2017 is attached as Exhibit 16.1 hereto.

During the Company’s the fiscal year ended June 30, 2015, the transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017, neither the Company nor anyone on its behalf consulted with RBSM regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: March 21, 2017	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: President and Chief Executive Officer